SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  August 18, 2008

PRIMORIS SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34145 (Commission File Number)	20-4743916 (IRS Employer Identification No.)

26000 Commercentre Drive, Lake Forest, CA 92630

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code  (949) 598-9242

Rhapsody Acquisition Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Corporate Name Change

As disclosed in its proxy statement filed with the Securities and Exchange Commission on July 10, 2008, on August 18, 2008, Rhapsody Acquisition Corp. (the “Company”) filed a Third Amended and Restated Articles of Incorporation with the Delaware Secretary of State for the sole purposes of changing the Company’s name to Primoris Services Corporation. The name change became effective on August 18, 2008

A copy of the Third Amended and Restated Articles of Incorporation are filed with this report and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

No. Exhibit	Description

3.1	Third Amended and Restated Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2008	PRIMORIS SERVICES CORPORATION

By: /s/ John M. Perisich
John M. Perisich,
Senior Vice President

EXHIBIT ATTACHED TO THIS FORM 8-K

No. Exhibit	Description

3.1	Third Amended and Restated Articles of Incorporation